                                                                    Exhibit 10.1

                       CARDMEMBER PUBLISHING CORPORATION

                  AMENDED EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                   ARTICLE I

                                    PURPOSE

      The purpose of the CardMember publishing Corporation 1990 Stock Option Plan is to provide favorable opportunities for certain selected employees of CardMember publishing Corporation and its subsidiaries to purchase or receive shares of Common Stock of CardMember Publishing Corporation or to benefit from the appreciation thereof. Such opportunities should provide an increased incentive for these employees to contribute to the future success and prosperity of CardMember Publishing Corporation thus enhancing the value of the stock for the benefit of the shareholders, increase the ability of CardMember Publishing Corporation to attract and retain individuals of exceptional skill upon whom, in large measure, its sustained progress, growth and profitability depend. This Plan amends the 1990 Employee Incentive Stock Option Plan originally adopted on August 1, 1990.

                                   ARTICLE II

                                   DEFINITIONS

      The following capitalized terms used in the Plan shall have the respective meanings set forth, in this Article:

      2.01. Board: The Board of Directors of CardMember Publishing Corporation.

      2.02. Code: The Internal Revenue Code of 1986, as amended.

      2.03. Common Stock: Thirty thousand (30,000) shares of the Class B Common Stock of CardMember Publishing Corporation.

      2.04. Company: CardMember Publishing Corporation.

      2.05. Employer: The corporation that employs the employee or Optionee.

      2.06. Fair Market Value: The fair market value of the Common Stock subject to the Plan, on the date of the grant of the Option, within the meaning of
Section 422A of the Code.

      2.07. ISO: An incentive stock option within the meaning of Section 422A of the Code and which is designated as an incentive stock option by the Board.

      2.08. Non-ISO: A stock option which is not an ISO.

      2.09. Option: A stock option granted under the Plan. Options include both ISOs and Non-ISOs.

      2.10. Option Price: The purchase price of a share of Common Stock under an Option.

      2.11. Optionee: An employee of the Company who has been granted one or more Options.

      2.12. Parent Corporation: A parent corporation, as defined in Section 425(e) of the Code.

      2.13. Plan: CardMember Publishing Corporation 1990 Stock Option Plan.

      2.14. Retirement: Retirement on or after age sixty-five or, with the advance consent of the Board, at an earlier age.

      2.15. Termination Date: A date fixed by the Board but not later than the day preceding the tenth anniversary of the date on which the Option is granted.


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      2.16. Vesting Date: A date fixed by the Board, at the time the Board grants an Option to an Optionee, after which the Optionee may exercise the Option in accordance with the Plan.

                                  ARTICLE III
                                 ADMINISTRATION

      3.01. Except as otherwise provided in the Plan, the Board shall administer the Plan and shall have full power to grant Options, construe and interpret the Plan, establish and amend rules and regulations for its administration, and perform all other acts relating to the Plan, including the delegation of administrative responsibilities, which it believes reasonable and proper.

      3.02. Subject to the provisions of the Plan, the Board shall establish the policies and criteria pursuant to which it shall grant Options and administer the Plan. Subject to the provisions of the Plan, and pursuant to the policies and criteria established by the Board, the Board shall, in its discretion determine which employees of the Company shall be granted Options, the number of shares subject to option under any such Options, the dates after which Options may be exercised, in whole or in part, whether the Option shall be ISOs, and the terms and conditions of the Options.

      3.03. The Board may at any time with the consent of the Optionee, in its sole discretion, cancel any Option and issue to the Optionee a new Option for an equivalent or lesser number of Common Stock shares, and at a lesser Option Price.


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      3.04. Any decision made, or action taken, by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

      4.01. The total number of shares of Common Stock available for grants of Options under the Plan shall be 30,000 shares, subject to adjustment in accordance with Article VIII of the Plan. These shares may be either authorized but unissued or reacquired shares of Common Stock. If an Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such Option shall be available for future grants of Options.

                                   ARTICLE V
                                  ELIGIBILITY

      5.01. Options may be granted to key employees of the Company or to persons who have been engaged to become key employees of the Company. Key employees will comprise, in general, those who contribute to the management, direction and overall success of the Company, including those who are members of the Board. Members of the Board who are not employees of the Company shall not be eligible for Option grants.

                                   ARTICLE VI
                                TERMS OF OPTIONS

      6.01. Option Agreements: All Options shall be evidenced by written agreements executed by the Company and the Optionee. Such Options shall be subject to the


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applicable provisions of the Plan, and shall contain such provisions as are required by the Plan and any other provisions that the Board may prescribe. All agreements evidencing Options shall specify the total number of shares subject to each grant, the Option Price and the Termination Date. Those Options that comply with the requirements for an ISO set forth in Section 422A of the Code shall be designated ISOs and all other Options shall be designated Non-ISOs.

      6.02. Option Price: The Option Price shall be set by the Board provided, however, that the price per share shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

      6.03. Period of Exercise: The Option shall not be exercisable after the Termination Date. Unless the Board elects otherwise and provides so in its notice to the Optionee, the Optionee shall be entitled to exercise the Option as follows:

            a. On or after the Vesting Date, the Optionee may exercise the Option as to not more than 25 percent of the shares of the Common Stock available under the Option;

            b. After 12 months from the Vesting Date, the Optionee may exercise the Option as to not more than 25 percent of the shares of the Common Stock available under the Option;

            c. After 24 months from the Vesting Date, the Optionee may exercise the Option as to not more than 25 percent of the shares of the Common Stock available under the Option;


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            d.    After 36 months from the Vesting Date the Option is granted, the Optionee may exercise the Option as to not more than 25 percent of the shares of the Common Stock available under the Option.

      6.04. Special Rules Regarding ISOs Granted to Certain Employees:
Notwithstanding any contrary provisions of Sections 6.02 and 6.03 of the Plan, no ISO shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Section 425(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Employer or of any Subsidiary or Parent Corporation thereof, unless (a) the Option Price under such Option is at least 110 percent of the Fair Market Value of a share of the Common Stock on the date the Option is granted and (b) the Termination Date of such Option is a date not later than the day preceding the fifth anniversary of the date on which the Option is granted.

      6.05. Manner of Exercise and Payment: An Option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Company and payment of the full price of the shares being purchased pursuant to the Option. An Optionee may exercise an Option with respect to less than the full number of shares for which the Option may then be exercised, but an Optionee must exercise the Option in full shares of Common Stock. The price of Common Stock purchased pursuant to an Option, or portion thereof, shall be paid in United States dollars in cash or by check, bank draft or money order payable to the order of the Company.


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      6.06. Withholding Taxes: Where the exercise of an Option gives rise to an obligation to withhold Federal income taxes on the date of exercise, the Company may, in its discretion, require an Optionee to pay to the Company at the time of exercise the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise. Where the exercise of an Option does not give rise to an obligation to withhold Federal income taxes on the date of exercise, the Company may, in its discretion, require an Optionee to place shares of Common Stock purchased under the Option in escrow for the benefit of the Company until such time as Federal income tax withholding is required on amounts included in the gross income of the Optionee as a result of the exercise of an Option. At such time, the Company, in its direction, may require an Optionee to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock will be released from escrow to the Optionee.

      6.07. Nontransferability of Options: Each Option shall, during the Optionee's lifetime, be exercisable only by the Optionee, and neither it nor any right hereunder shall be transferable otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of an Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby


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
conferred, the Company may terminate the Option by notice to the Optionee and the Option shall thereupon become null and void.

      6.08. Cessation of Employment of Optionee: If an Optionee shall cease to be employed by the Company each Option held by the Optionee, together with all rights hereunder, shall terminate on the date of cessation of employment, to the extent not previously exercised.

      6.09. Notification of Sales of Common Stock: Any Optionee who disposes of shares of Common Stock acquired upon the exercise of an ISO either (a) within two years after the date of the grant of the ISO under which the stock was acquired or (b) within one year after the transfer of such shares to the Optionee, shall notify the Company of such disposition and of the amount realized upon such disposition.

      6.10. Stock Purchase Agreement: All shares of Common Stock transferred under the Plan shall be subject to the provisions of a certain Stock Purchase Agreement, to be approved by the Board of Directors of the Corporation, which the Optionee shall execute as a condition precedent to the Optionee's receipt of the Common Stock.

                                  ARTICLE VII
                LIMITATIONS AND ACCELERATIONS ON EXERCISABILITY

      7.01. Notwithstanding any other provision of this Plan, in order to qualify as an ISO, the aggregate Fair Market Value (determined at the time the ISO is granted) of the shares of Common Stock with respect to which all "incentive stock option plans" (within the meaning of Section 422A of the Code) are first exercisable by the Optionee


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during any calendar year (under this Plan and under all other incentive stock option plans of the Employer, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

                                  ARTICLE VIII
                                  ADJUSTMENTS

      8.01. If (a) the Company shall at any time be involved in a transaction to which Section 425(a) of the Code is applicable; (b) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock; or (c) any other event shall occur which in the judgment of the Board necessitates action by way of adjusting the terms of the outstanding Options, the Board shall forthwith take any such action as in its judgment shall be necessary to preserve the Optionee's rights substantially proportionate to the rights existing prior to such event and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Article IV above shall be increased or decreased, as the case may be, proportionately; provided, however, that each such adjustment, in the case of ISOs, shall be made in such manner as not to constitute a "modification" within the meaning of Section 425(h)(3) of the Code. The judgment of the Board with respect to any matter referred to in this Article shall be conclusive and binding upon each Optionee.


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
                                   ARTICLE IX
                       AMENDMENT AND TERMINATION OF PLAN

      9.01. The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part or amend it in such respects as the Board may deem appropriate, provided, however, that no such amendment shall be made, which would, without approval of the shareholders:

            a. materially modify the eligibility requirements for receiving options;

            b. increase the total number of shares of Common Stock which may be issued pursuant to Options, except as is provided for in accordance with Article VIII of the Plan;

            c.    reduce the minimum Option Price;

            d.    extend the period of granting Options; or

            e. materially increase in any other way the benefits accruing to Optionees.

      9.02. No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to an Optionee under the Plan.

      9.03. The Board may amend this Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Options meeting the requirements of future amendments or issued regulations, if any, to the Code.


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
                                   ARTICLE X

                        GOVERNMENT AND OTHER REGULATIONS

      10.01. The obligation of the Company to issue, or transfer and deliver shares for Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect governing the sale of securities.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

      11.01. Plan Does Not Confer Employment or Stockholder Rights: The right of the Company to terminate (whether by dismissal, discharge, retirement or otherwise) the Optionee's employment with it at any time at will, or as otherwise provided by any agreement between the Company and the Optionee, is specifically reserved. Neither the optionee nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death shall have any rights of the stockholder with respect to the shares subject to each Option, except to the extent that, and until, such shares shall have been issued upon the exercise of each Option.

      11.02. Plan Expenses: Any expenses of administering this Plan shall be borne by the Company.

      11.03. Indemnification: In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be


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
party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on such member's own behalf.

      11.04. Restrictive Legend: Any shares issued upon the exercise of the Option shall bear the following legend:

            The shares represented by this Certificate may not be sold, transferred, pledged, hypothecated or otherwise disposed of (1) unless they have first been registered under the Securities Act of 1933, as amended, or unless, in the opinion of counsel for the Company, such registration is not required; and (2) the shares represented by this Certificate are subject to the terms and conditions of a Stock Purchase Agreement, dated as of ___________, 199_, by and among the Company and the original holder of this Certificate. Copies of such Agreement may be obtained at no cost by written request made by the Holder of record of this Certificate to the secretary of the Company.

                                  ARTICLE XII

                    SHAREHOLDER APPROVAL AND EFFECTIVE DATES

      12.01. Effective Date: The Plan shall become effective when it is adopted by the Board. However, the Plan and all Options shall terminate after the passage of one year from the date the Plan was adopted by the Board unless:


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
            a. within such one year period, the Plan is approved by the vote at a meeting of the shareholders of the Company of the holders of a majority of the outstanding shares of the Company entitled to vote; provided that if at a meeting of such shareholders held within such one year period, the Plan is not so approved, the Plan and all Options shall terminate at the time of that meeting of shareholders; or

            b. within such one year period, the Plan is approved by the written consent of the holders of a majority of the outstanding shares of the Company entitled to vote.

      12.02. Termination of Grant: The Options may not be granted under the Plan after August 1, 2000.


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
                             AMENDMENT NUMBER 1 TO

                       CARDMEMBER PUBLISHING CORPORATION

                  AMENDED EMPLOYEE INCENTIVE STOCK OPTION PLAN

        This Amendment Number 1 to CardMember Publishing Corporation Amended Employee Incentive Stock Option Plan (the "Plan"), dated as of May 7, 1992, as adopted by the Board of Directors of CardMember Publishing Corporation (the "Company") pursuant to Article IX, Section 9.01 of the Plan.

       WHEREAS, the Board of Directors of the Company has determined that, in order to clarify and effect the purpose of the Plan as set forth in Article I of the Plan, with respect to the intention by the Company to provide opportunities for employees of subsidiaries of the Company to participate in the Company's Plan, the following amendments to the Plan shall be, and hereby are, adopted by the Board of Directors of the Company, pursuant to Section 9.01 of the Plan, and in the determination of the Board of Directors, such amendments do not materially modify the eligibility requirements for receiving Options (as defined in the Plan):

        1. ARTICLE II of the Plan is hereby amended to add a new Section 2.15 as follows:

            2.15. SUBSIDIARY OR SUBSIDIARIES: Any corporation or corporations one hundred percent (100%) of whose shares of capital stock are owned solely by the Company.

Section 2.15 and Section 2.16 are renumbered as Section 2.16 and Section 2.17, respectively.

        2. Section 3.02 of Article III is hereby deleted in its entirety and a new section 3.02 is substituted in its place and stead as follows:

            3.02. Subject to the provisions of the Plan, the Board shall establish the policies and criteria pursuant to which it shall grant Options and administer the Plan. Subject to the provisions of the Plan, and pursuant to the policies and criteria established by the Board, the Board shall, in its discretion determine which employees of the Company or the Subsidiaries shall be granted Options, the number of shares subject to option under any such Options, the dates after which Options may be exercised, in whole or in part, whether the Option shall be ISOs, and the terms and conditions of the Options.

        3. Section 5.01 of Article V is hereby deleted in its entirety and a new
Section 5.01 is substituted in its place and stead as follows:

            5.01. Options may be granted to key employees of the Company or the Subsidiaries or to persons who have been engaged to become key employees of the Company or the Subsidiaries. Key employees will comprise, in general, those who contribute to the management, direction and overall success of the Company or the Subsidiaries, including those who are members of the Board. Members of the Board who are not employees of the Company or any Subsidiary shall not be eligible for Option grants.

        4. Section 6.06 of Article VI is hereby deleted in its entirety and a new Section 6.06 is substituted in its place and stead as follows:


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
            6.06. WITHHOLDING TAXES: Where the exercise of an Option gives rise to an obligation to withhold Federal income taxes on the date of exercise, the Company may, in its discretion, require an Optionee to pay to the Company at the time of exercise the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise. Where the exercise of an Option does not give rise to an obligation to withhold Federal income taxes on the date of exercise, the Company may, in its discretion, require an Optionee to place shares of Common Stock purchased under the Option in escrow for the benefit of the Company until such time as Federal income tax withholding is required on amounts included in the gross income of the Optionee as a result of the exercise of an Option. At such time, the Company, in its direction, may require an Optionee to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock will be released from escrow to the Optionee. This Section 6.06 shall apply where any Subsidiary is or may be so required to withhold Federal income taxes.

        5. Section 6.08 of Article VI is hereby deleted in its entirety and a new Section 6.08 is substituted in its place and stead as follows:

            6.08. CESSATION OF EMPLOYMENT OF OPTIONEE: If an Optionee shall cease to be employed by the Company or any Subsidiary each Option held by the

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        Optionee, together with all rights hereunder, shall terminate on the date of cessation of employment, to the extent not previously exercised.

        6. Section 11.01 of Article XI is hereby deleted in its entirety and a new Section 11.01 is substituted in its place and stead as follows:

            11.01. PLAN DOES NOT CONFER EMPLOYMENT OR STOCKHOLDER RIGHTS: The right of the Company or any Subsidiary to terminate (whether by dismissal, discharge, retirement or otherwise) the Optionee's employment with it at any time at will, or as otherwise provided by any agreement between the Company or any Subsidiary and the Optionee, is specifically reserved. Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death shall have any rights of the stockholder with respect to the shares subject to each Option, except to the extent that, and until, such shares shall have been issued upon the exercise of each Option.

                                ****************

        IN WITNESS WHEREOF, this Amendment Number 1 to CardMember Publishing Corporation Amended Employee Incentive Stock Option Plan is hereby adopted by the order of the Board of Directors of the Company the 7th day of May, 1992.

                               /s/ Gary A. Johnson
                              -------------------------------------
                              Gary Johnson

                              /s/ Thomas St. Denis
                              -------------------------------------
                              Thomas St. Denis

                              /s/ Dennis P. Walker
                              -------------------------------------
                              Dennis P. Walker

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
                                   /s/ Stephen J. Clearman
                                   -------------------------------------
                                   Stephen J. Clearman


                                   /s/ Alec L. Ellison
                                   -------------------------------------
                                    Alec L. Ellison

                            AMENDMENT NUMBER 2 TO

                       CARDMEMBER PUBLISHING CORPORATION

                  AMENDED EMPLOYEE INCENTIVE STOCK OPTION PLAN


        This Amendment Number 2 to the CardMember Publishing Corporation Amended Employee Incentive Stock Option Plan (the "Plan"), dated as of May 4, 1993, as adopted by the Board of Directors of CardMember Publishing Corporation (the "Company") pursuant to ARTICLE IX, Section 9.01 of the Plan.

        WHEREAS, the Board of Directors of the Company has determined that, in order to accommodate the Company's interest in issuing additional options to valued employees of the Company, the number of shares of the Class B Common Stock of the Company available under the Plan be increased from 30,000 shares to 62,000 shares. The following amendment to the plan shall be, and hereby is, adopted by the Board of Directors of the Company, pursuant to Section 9.01 of the Plan, and in the determination of the Board of Directors, such amendment does not materially modify the eligibility requirements for receiving Options (as defined in the Plan).

        NOW, THEREFORE, ARTICLE II of the Plan is hereby amended by deleting
Section 2.03 in its entirety and adding new Section 2.03 in its place and stead:

            "2.03. COMMON STOCK: Sixty two thousand (62,000) shares of the Class B Common Stock of CardMember Publishing Corporation."

        IN WITNESS WHEREOF, this Amendment Number 2 to the CardMember Publishing Corporation Amended Employee Incentive Stock Option Plan is hereby adopted by the order of the Board of Directors of the Company, as of the 4th day of May, 1993.

                                    /s/ Gary A. Johnson
                                    ------------------------------------------
                                    Gary Johnson

                                    /s/ Thomas St. Denis
                                    ------------------------------------------
                                    Thomas St. Denis

                                    /s/ Dennis P. Walker
                                    ------------------------------------------
                                    Dennis P. Walker

                                    /s/ Stephen J. Clearman
                                    ------------------------------------------
                                    Stephen Clearman

                                    /s/ Alec L. Ellison
                                    ------------------------------------------
                                    Alec Ellison

                             AMENDMENT NUMBER 3 TO

                       CARDMEMBER PUBLISHING CORPORATION

                  AMENDED EMPLOYEE INCENTIVE STOCK OPTION PLAN

        This Amendment Number 3 to the CardMember Publishing Corporation Amended Employee Incentive Stock Option Plan (the "Plan"), dated as of August 1, 1993, as adopted by the Board of Directors of CardMember Publishing Corporation (the "Company") pursuant to Article IX, Section 9.01 of the Plan.

        WHEREAS, the Board of Directors of the Company has determined that, in order to accommodate the Company's interest in issuing additional options to valued employees of the Company, the number of shares of the Class B Common Stock of the Company available under the Plan be increased from 62,000 shares to 112,000 shares. The following amendment to the Plan shall be, and hereby is, adopted by the Board of Directors of the Company, pursuant to Section 9.01 of the Plan, and in the determination of the Board of Directors, such amendment does not materially modify the eligibility requirements for receiving Options (as defined in the Plan).

        NOW, THEREFORE, ARTICLE II of the Plan is hereby amended by deleting
Section 2.03 in its entirety and adding new Section 2.03 in its place and stead:

            "2.03. COMMON STOCK: One hundred twelve thousand (112,000) shares of the Class B Common Stock of CardMember Publishing Corporation."

        IN WITNESS WHEREOF, this Amendment Number 3 to the CardMember Publishing Corporation Amended Employee Incentive Stock Option Plan is hereby adopted by the order of the Board of Directors of the Company, as of the 1st day of August, 1993.

                                               /s/ Gary Johnson
                                               _______________________________
                                               Gary Johnson

                                               /s/ Thomas St. Denis
                                               _______________________________
                                               Thomas St. Denis

                                               /s/ Dennis P. Walker
                                               _______________________________
                                               Dennis P. Walker

                                               /s/ Stephen J. Clearman
                                               _______________________________
                                               Stephen Clearman

                                               /s/ Alec L. Ellison
                                               _______________________________
                                               Alec Ellison

                             AMENDMENT NUMBER 4 TO

                       CARDMEMBER PUBLISHING CORPORATION

                  AMENDED EMPLOYEE INCENTIVE STOCK OPTION PLAN

        This Amendment Number 4 to the Cardmember Publishing Corporation Amended Employee Incentive Stock Option Plan, (the "Plan"), dated as of May 1, 1996, as adopted by the Board of Directors and Stockholders of Cardmember Publishing Corporation (the "Company") pursuant to Article IX, Section 9.01 of the Plan.

        WHEREAS, the Board of Directors and Stockholders of the Company have determined that (1) in order to accommodate the Company's interest in issuing additional options to valued employees of the Company, the number of shares of the Class B Common Stock of the Company available under the Plan be increased from 112,000 shares to 180,000 shares; and (ii) it is in the best interests of such valued employees to extend the exercise period of the Options heretofore granted under the Plan. The following amendments to the Plan shall be, and hereby are adopted by the Board of Directors and Stockholders of the Company, pursuant to Article IX, Section 9.01 of the Plan.

        NOW, THEREFORE, the Plan is hereby amended as follows:

1. ARTICLE II of the Plan is hereby amended by deleting Section 2.03 in its entirety and adding new Section 2.03 in its place and stead:

            "2.03. COMMON STOCK. One hundred eighty thousand (180,000) shares of the Class B Common Stock of Cardmember Publishing Corporation."

2. ARTICLE II of the Plan is hereby amended by deleting Section 2.15 in its entirety and adding new Section 2.15 in its place and stead:

            "2.15. TERMINATION DATE. A date fixed by the Board of Directors but not later than the day preceding the tenth anniversary of the date on which the Option is granted. Notwithstanding the foregoing, the Termination Date, heretofore fixed by the Board of Directors on all Options granted on or before December 31, 1995, shall be the eighth anniversary of the date on which each of such Options were granted."

        IN WITNESS WHEREOF, this Amendment Number 4 to the Cardmember Publishing Corporation Amended Employee Incentive Stock Option Plan is hereby adopted by the order of the Board of Directors of the Company as of May 1, 1996.

                                /s/ Gary A. Johnson
                                ---------------------------------
                                Gary A. Johnson

                                /s/ Dennis P. Walker
                                ---------------------------------
                                Dennis P. Walker

                                /s/ Stephen J. Clearman
                                ---------------------------------
                                Stephen J. Clearman

                                /s/ Alec L. Ellison
                                ---------------------------------
                                Alec L. Ellison

                                /s/ Marc S. Tesler
                                ---------------------------------
                                Marc S. Tesler


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